Investor Presentation 2024 Q2 Earnings | August 2024 NASDAQ: LMB

NASDAQ: LMB | 2 We make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the execution of the Company’s long-term strategic roadmap and Limbach 3.0. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target, ” “scenario” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial, or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation. Forward Looking Statements

Limbach is a leading building systems solutions firm specializing in revitalizing mission-critical mechanical/HVAC, electrical, and plumbing infrastructure within existing buildings. NASDAQ: LMB | 3

NASDAQ: LMB | 4 Limbach At-A-Glance WHO WE ARE WHO WE PARTNER WITH 1,200 TEAM MEMBERS Our people make a critical difference by fostering sustainable development, and improving the environments in which we operate. We partner with Building Owners with Mission-Critical MEP Infrastructure OUR FOCUS & IMPACT 19 BRANCH LOCATIONS Healthcare Data Centers Higher Education Industrial & Manufacturing Life Science Cultural & Entertainment A building systems solutions firm with expertise in mechanical, electrical, and plumbing systems.

NASDAQ: LMB | 5 Carving our own path to lessen the impact of macroeconomic trends Mission-critical facilities where operations must remain online Flexibility in budgets, catering to customer needs spanning both Operating Expense and Capital Project budgets Durable demand, we partner with top customers with competitive positioning and market growth Our Key Markets - Focused on Mission Critical Markets with Durable Demand Healthcare Data Centers Higher Education Industrial & Manufacturing Life Sciences Cultural & Entertainment

NASDAQ: LMB | 6 Limbach Combines Best-in-Class Attributes of Key Verticals While our market has numerous competitors, Limbach has combined the best aspects of each in this space, enabling us to be the one-stop-shop for building owners to maximize their investment of their mission-critical assets. GC = General Contractor CM = Construction Manager Example of Firms: Typical Clients: Custom Engineered Solutions: In-House Craft/Field Expertise: Equipment/ Platform Agnostic: Vertical Market Discipline: Specialty Contractors GC/CM Consulting & Engineering Firms Building Owners OEM Firms Building Owners Specialty Contractors Property Managers Building Owners Full-Life Cycle Capability Firm Building Owners GC/CM

NASDAQ: LMB | 7 Two Operating Segments - ODR and GCR GCR projects are characterized as having a solution in place therefore are more likely to be procured through a competitive bid process • Most E&C peers are focused on large construction, working for General Contractors • Tends to be more cyclical and dependent on macroeconomic conditions • Production labor dependent & longer schedules making it difficult to pass along inflationary costs • GCR Quarterly Gross Margin FY2023: ○ Q1: 16.6% ○ Q2: 17.1% ○ Q3: 19.3% ○ Q4: 15.0% ODR work is driven by developing and proposing customized solutions that are developed from our vast knowledge of the building, where competing firms are challenged to provide solutions • Includes recurring revenue from service and maintenance contracts. • Better cash position by being in a direct payment relationship with owner vs. indirect. • Shorter schedules and increased number of transactions • ODR Quarterly Gross Margin FY 2023: ○ Q1: 27.1% ○ Q2: 29.3% ○ Q3: 29.3% ○ Q4: 30.1% Overarching Goal: Maximized Risk Adjusted Returns Owner Direct Relationships (“ODR”) Existing Buildings General Contractor Relationships (“GCR”) New Construction

Focused on Growth

LIMBACH

Three Pillar Approach to Scale the Business:

Organic Segment Revenue Percentage Mix Shift


ODR
50%
GCR
50%
ODR
65-70%
GCR
30-35%
ODR
~80%
GCR
~20%
2023
2024
Beyond 2024*

Full Transition to Achieving Optimal Higher Margin Mix

Margin Expansion Through Evolved Offerings


Traditional Speciality Contractor Services
On-Demand Infrastructure Support
Energy, Carbon, & Data
Professional Consultative Services

Transformation from Contractor to OEM Margins

Scale Through Acquisitions


industrial air
ACME

1. Geographic Footprint Expansion & Tuck-In Acquisitions to strengthen market share & footprint
2. Expanded Offerings & Services

Grow Footprint and Building Owner Market Share

*Projected

NASDAQ: LMB | 8

NASDAQ: LMB | 9 Pillar #1 - Performance Due to Mix Shift Over the period from FY 2019 – FY 2023, Gross Margin has expanded nearly 1,010 bps to 23.1% This has enabled us to drive Adjusted EBITDA Margin1 up more than 3x from 3.0% to 9.1% ODR Rev. % 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% G ro ss M ar gi n / A dj us te d EB IT D A M ar gi n O D R R evenue Percentage 1. See Adjusted EBITDA margin calculation and non-GAAP reconciliation on slide 25.

Pillar #1 – Organic Segment Mix Shift To Achieve Maximized Returns

LIMBACH

Challenging Industry Paradigms; Bigger isn't Better

GCR work is less sales focused, dependent on **production field craft and operations staff**

ODR work consists of multiple transactions with heavier **focus on sales and account management**

GCR work carries **greater risk,** amplifies with onset of inflation. **ODR work** maintains **stability and resilience** amidst changing **macroeconomic conditions**.

Limbach is creating a **customer-centric culture** focused on our top accounts

Building relationships requires consistent effort, and **creates reoccurring revenue**



2019
21%
79%
2023
49%
51%
Segment Mix Shift Projection
2024
30-35%
65-70%
Beyond 2024
~20%
~80%
GCR Revenue
ODR Revenue

NASDAQ: LMB | 10

NASDAQ: LMB | 11 Total Revenue Pillar #1 – Total Revenue is Static, but Higher Margin ODR Revenue is Growing Total Revenue is down 6.7% from 2019 ODR Revenue CAGR of 19.3% for 2019 to 2023 period Total revenue growth projected once optimal higher margin mix shift is optimized ODR Revenue $568.2M $127.2M $490.4M $140.3M $496.8M $216.4M $516.4M $262.0M $553.3M $115.1M 2019 2020 2021 2022 2023

Pillar #2 - Expanded Margins through Evolved Customer Services

LMB 2023 Services: → **Evolved LMB Services:**

LMB 2023 Services:

GCR
- Competitive Lump Sum Bidding
- Design-Assist
- Design-Build
- Performance Contracting

ODR
- Maintenance Contracts
- Spot Work
- Water Treatment
- Automated Temp. Controls
- Special Projects

Evolved LMB Services:

ODR
- On-Demand Facility Services
- Critical System Repairs
- Data Driven Solutions
- Maintenance & Operations
- MEP Infrastructure Projects
- Equipment Upgrades & Products
- Professional Consultative Services
- Building Automation Upgrades
- Energy Efficiency Upgrades
- Decarbonization Initiatives

Legend:
- 2024 Current Focus
- 2025 Projected Focus
- 2026 Projected Focus

Mechanical Contractor → ***Building Systems Solutions Firm***

NASDAQ: LMB | 12

NASDAQ: LMB | 13 Pillar #2 - Expanded Margins through Evolved Customer Services On-Demand Services (Rental Equip.) Critical System Repairs Data Driven Solutions Maintenance & Operations MEP Infrastructure Projects Equipment Upgrades & Products Professional Consultative Services Building Automation Upgrades Energy Efficiency Upgrades Decarbonization Initiatives Unique Service Offerings: Customer Value: Mission-critical building systems solutions support providing best-in-class options for long- and short-term impacts Dedicated resources: onsite every day to become an extension of a customer’s staff, developing expertise in their systems; leads to trusted partnerships Maximize returns on building assets by reducing costs and energy usage and meeting sustainability objectives Solutions that are optimized for the customer; not promoting a brand of equipment Indispensable partner to customers leads to long-term relationships generating consistent, reoccurring revenue, attractive margins and opportunities to grow the business with the customer Expertise to provide customized solutions

NASDAQ: LMB | 14 Pillar #2 - What We Do - Catering to Customer Needs & Budgets Operating Expense Professional ServicesCapital Projects On-Demand Services Maintenance & Operations Critical System Repairs Equipment Upgrades Rental Equipment Data Driven Solutions (CMMS, Insights, Asset Management) Mechanical Infrastructure Projects Energy Efficiency Upgrades Decarbonization Initiatives Building Automation Upgrades Consultative Services Facility Assessments

NASDAQ: LMB | 15 Limbach Location States with branch locations and potential tuck-in opportunity Potential new geographies for acquisitions Pillar #3 - Current & Target Geographies Tuck-In Acquisition Criteria ❑ Total Revenue: $10-15M w/80%+ ODR Revenue ❑ +15% YoY ODR Growth ❑ Focus on Gross Profit Quality & Account Resources ❑ Ex: New Geography Acquisition Criteria ❑ Total Revenue: $25M-40M w/Strong ODR Mix ❑ Local Niche with Mature Building Owner Relationships ❑ Ex: Disciplined and focused M&A strategy comprises “Tuck-In” and “Expansion” acquisitions of companies with consistent and scalable business models

NASDAQ: LMB | 16 Pillar #3 - Recent Tuck-In Transaction – Closed July 3, 2023 Attractive Business Model: - Compelling Valuation & Structure Geographic Proximity: - Attractive Operating Footprint Supports ODR Strategy: - Increased ODR Exposure - Attractive Customer Base Capability Expansion: - Value Creation Opportunities - Emphasis on Industrial Sector Other: - Cultural Compatibility - Tech Focused M&A CRITERIA: Total consideration paid by Limbach at closing was $5 million (subject to typical working capital adjustments), sourced from available cash, with performance-based, contingent earn-outs totaling $2.5 million. ACME expects to contribute on average $10 million in revenue and in excess of $1 million in EBITDA on a full year basis. Chattanooga, TN location is expected to be synergistic with Limbach’s existing Jake Marshall subsidiary. Emphasis on expanding ODR Segment with significant owner-direct exposure and an indispensable ‘on-premise’ presence at a number of Fortune 500 caliber customers. Specialize in Industrial Maintenance & Operations, Critical System Repairs, and Emergency Services with clients in the Chemical & Manufacturing Clients & Hydroelectric Producers.

NASDAQ: LMB | 17 Pillar #3 - Recent New Geography Transaction – Closed November 1, 2023 Total consideration paid by Limbach at closing was $13.5 million (subject to typical working capital adjustments), sourced from available cash, with performance-based, contingent earn-outs totaling $6.5 million. Industrial Air expects to contribute on average $30 million in revenue and $4 million in EBITDA on a full year basis. Greensboro, NC location is strategically located. Significant share of revenues are owner-direct in nature, dovetailing well with Limbach’s focus on expanding segment opportunities. Attractive Business Model: - Compelling Valuation & Structure Geographic Proximity: - Attractive Operating Footprint Supports ODR Strategy: - Increased ODR Exposure - Attractive Customer Base Capability Expansion: - Value Creation Opportunities - Emphasis on Industrial Sector Other: - Cultural Compatibility - Tech Focused M&A CRITERIA: Strong relationships with key customers in industrial and manufacturing end markets. These key customers have multiple facilities across the eastern US.

NASDAQ: LMB | 18 Strong Balance Sheet and Disciplined Capital Allocation Strategy Balance Sheet to fund organic growth and acquisitions Investment in expanding and evolving service offerings Strategic acquisitions – disciplined acquisition criteria Key Balance Sheet Items June 30, 20241 December 31, 20231 Cash and Cash Equivalents $59.5 $59.8 Current Assets $213.3 $217.0 Current Liabilities $130.6 $145.1 Working Capital $82.7 $71.9 Net (Over) / Under Billing2 $(19.3) $(12.7) Revolver $10.0 $10.0 Term Loan — — Financing Liability (Sale and Leaseback Transaction) $5.4 $5.4 Vehicle Finance Leases $7.2 $7.3 Total Debt $22.6 $22.7 Net Debt (Cash)3 $(36.9) $(37.1) Equity $133.0 $120.9 Dollars in millions. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2024. 2. For the calculation of the Company’s net billing position, refer to Note 4 to the condensed consolidated financial statements within the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2024. 3.The Company's calculation of the Net Debt (Cash) position is Cash and Cash Equivalents minus Total Debt.

NASDAQ: LMB | 19 Financial Goals 1. Reflects guidance issued by the Company on August 6th, 2024. This guidance speaks only as of this date and this presentation does not constitute confirmation or updating of guidance. Free cash flow is defined as cash flow from operating activities, less changes in working capital and capital expenditures (excluding investment in rental equipment). See slide 26 for the non-GAAP reconciliation of Free Cash Flow. 2024 Guidance1 $515M to $535M Total Revenue Mix Shift 65% to 70% ODR ODR Revenue Growth 28% to 43% Total Gross Margin 24-26% Adjusted EBITDA $55M to $58M Adj. EBITDA Margin 10.3% to 11.3% Continued Strong Cash Flow 70% of Adj. EBITDA = Free Cash Flow Revenue Gross Margin / Adj. EBITDA Cash

NASDAQ: LMB | 20 Investment Highlights `` Large Market Opportunity with Tailwinds for Sustained Growth `` Strong Balance Sheet and Capital Allocation Strategy `` Strategy Combines Organic Growth and Strategic Acquisitions `` Limited Fixed Costs and Smaller Projects Provide Flexible Business Model `` Reoccurring, Mission Critical Revenue and Economically Resilient Business `` Compelling Customer Value Creates Competitive Advantage `` Diversified Customers and Markets `` Revitalizing Existing Infrastructure to Focus on Sustainability and Cost Efficiency

APPENDIX 21

NASDAQ: LMB | 22 Operating and Financial Update QTD 2Q’24 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2024. 2. See slide 25 for Non-GAAP Reconciliation Table. Revenue1 $124.9 Adjusted EBITDA2 + 16.0%- 2.1% Year-Over-Year Change Year-Over-Year Change $122.2 Gross Profit and (Margin)1 + 17.5% Year-Over-Year Change $28.5 (22.8%) $33.5 (27.4%) $82.8 $39.5 $58.8 $66.1 2Q’23 2Q’24 2Q’23 2Q’24 $25.4 $8.1 $11.3 $17.2 2Q’23 2Q’24 $11.9 $13.8

NASDAQ: LMB | 23 Operating and Financial Update YTD 2Q’24 Performance Dollars in millions. Totals may not foot due to rounding. 1. See the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2024. 2. See slide 25 for Non-GAAP Reconciliation Table. Revenue1 $245.9 Adjusted EBITDA2 + 24.2%- 1.9% Year-Over-Year Change Year-Over-Year Change $241.2 Gross Profit and (Margin)1 + 18.0% Year-Over-Year Change $54.7 (22.3%) $64.6 (26.8%) $157.0 $84.2 $117.5 $128.4 2Q’23 2Q’24 2Q’23 2Q’24 $47.5 $17.1 $21.6 $33.1 2Q’23 2Q’24 $20.6 $25.6

NASDAQ: LMB | 24 Sustainability at Limbach Reducing Energy & Operating Costs Revitalizing Existing Infrastructure ENERGY STAR® Partner Community Engagement Diversity & Inclusion Social Responsibility Hearts & Minds Comp & Benefits Packages Industry Accredited Training Sustainability at PLANET GOVERNANCE PE O PL E ● We champion employee health and safety through our Hearts & Minds program ● We offer competitive compensation and a range of benefits and programs ● Our dedication to employee growth was recognized with the APEX award from Training magazine in 2023 & 2024 ● We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG ● Best Practice Institute recognized our commitment to a supportive and inclusive workplace, naming us a top place to work in six categories People: Empowering Our Team & Supporting Our Communities Planet: Revitalizing Existing Infrastructure ● Building MEP systems are a major source of carbon emissions ● Our focus: Enhancing energy efficiency and cutting operating costs by revitalizing existing infrastructure ● ENERGY STAR® Partner: Providing facility assessments and engineered solutions Governance: Governing Responsibility ● Committed to transparency, accountability and ethical conduct ● Decisions are made in the best interest of stockholders and stakeholders ● Clear policies and procedures to mitigate risks and safeguard assets ● Board oversight of sustainability policies and programs ● Code of Conduct and Ethics ● Whistleblower policy

Non-GAAP Reconciliation Table

*Reconciliation of Adjusted EBITDA Margin**

LIMBACH

(in thousands)	Fiscal Year ended December 31, 2019	2020	2021	2022	2023	Three Months Ended June 30, 2024	2023	Six Months Ended June 30, 2024	2023
Revenue:	**$ 553,334**	**$ 568,209**	**$ 490,351**	**$ 496,782**	**$ 516,350**	**$ 122,235**	**$ 124,882**	**$ 241,211**	**$ 245,891**
Net income (loss)	**($ 1,775)**	**$ 5,807**	**$ 6,714**	**$ 6,799**	**$ 20,754**	**$ 5,963**	**$5,320**	**$ 13,549**	**$8,313**
Adjustments:									
Depreciation and amortization	6,286	6,171	5,948	8,158	8,244	2,808	1,937	5,520	3,859
Interest expense	6,285	8,627	2,568	2,144	2,046	432	511	907	1,178
Interest income	—	—	—	—	(1,217)	(546)	(247)	(1,108)	(247)
Non-cash stock-based compensation expense	1,766	1,068	2,601	2,742	4,910	1,471	1,101	2,720	2,234
Loss on early debt extinguishment	513	—	1,961	—	311	—	311	—	311
Impairment of goodwill	4,359	—	—	—	—	—	—	—	—
Change in fair value of warrant liability	(588)	1,634	(14)	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	—	(310)	124	12	(193)	(137)	(37)
Severance expense	—	622	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	—	849	—	—	—	—	—
CEO Transition costs	—	—	—	—	958	—	147	—	958
CFO Transition costs	576	—	—	—	—	—	—	—	—
Gain on embedded derivative	(388)	—	—	—	—	—	—	—	—
Restructuring costs	—	—	—	6,016	1,770	142	532	262	772
Change in fair value of contingent consideration	—	—	—	2,285	729	1,111	162	1,734	303
Income tax provision (benefit)	(282)	1,182	2,763	2,809	7,346	2,395	2,025	2,068	2,647
Acquisition and other transaction costs	—	—	735	273	826	21	299	51	299
Adjusted EBITDA	$ 16,752	$ 25,111	$ 23,276	$ 31,765	$ 46,801	$ 13,809	$ 11,905	$ 25,566	$ 20,590
Adjusted EBITDA Margin	3.0%	4.4%	4.7%	6.4%	9.1%	11.3%	9.5%	10.6%	8.4%

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NASDAQ: LMB | 25

Non-GAAP Reconciliation Table

Reconciliation of Free Cash Flow*

LIMBACH

(in thousands)	Fiscal Year ended December 31,					Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2020	2021	2022	2023	2024	2023	2024	2023
Adjusted EBITDA:	**$ 16,752**	**$ 25,111**	**$ 23,276**	**$ 31,765**	**$ 46,801**	**$ 13,809**	**$ 11,905**	**$ 25,566**	**$ 20,590**
Free Cash Flow:									
Net Income (loss)	($ 1,775)	$ 5,807	$ 6,714	$ 6,799	$ 20,754	$ 5,963	$5,320	$ 13,549	$ 8,313
Non-cash operating activities[1]	16,568	13,767	16,997	17,634	18,222	6,661	4,026	11,373	8,596
Less: Purchases of property and equipment[2]	(2,663)	(1,483)	(791)	(993)	(2,266)	(1,763)	(576)	(2,272)	(1,499)
Free Cash Flow	**$ 12,130**	**$ 18,091**	**$ 22,920**	**$ 23,440**	**$ 36,710**	**$ 10,861**	**$ 8,770**	**$ 22,650**	**$15,410**
Free Cash Flow Conversion %	**72.4%**	**72.0%**	**98.5%**	**73.8%**	**78.4%**	**78.7%**	**73.7%**	**88.6%**	**74.8%**

1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, changes in fair value of contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company's interest rate swap.
2. Excludes $1,532K and $3,564K of rental equipment purchases made during the three and six months ended June 30, 2024, respectively.

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NASDAQ: LMB | 26

Contact Us

INVESTOR RELATIONS

Julie Kegley
Financial Profiles
jkegley@finprofiles.com
310.622.8246

@Limbach
@Limbach
@Limbachinc
@Limbach
@LimbachFacilityServices